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                                                                    CONFIDENTIAL

                                                                  EXHIBIT 99.259

Perot Energy Division & PX

Future Options
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MISSION

o    Review Perot strategic focus on energy

o Review various options for the future market place in California and the west to develop scenario responses for either the PX as an institution, Project Peace, or other combinations of PX assets, talents and market position.





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Perot Focus

o    Overview of Perot focus in energy -- especially electricity and nat gas

o    Perot -- beyond outsourcing and application development

o    Perot investment interests




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Four Scenarios We Might Consider

o Reintegrate at IOU level self-scheduling of generation and new built capacity for further security of default load, abandoning current market structure -- leaves ISO in charge of grid

o Stay the course but allow IOU rates to increase and deny PX special status past 2 Q 2001

o Integrate PX spot functions into new State managed integrated grid business (removes ISO)

o Regionalize grid under FERC but integrate IOUs with Muni's in a State managed reliability, market coalition



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o    Reintegrate at IOU level self-scheduling of generation and new built capacity for further security of default load, abandoning current market structure -- leaves ISO in charge of grid


[CHART]                                  REMAINING PROCUREMENT PROPORTIONS
                                         WILL LIKELY BE 3/4 FORWARDS --





                       DIRECTLY SCHEDULED TO LOAD AT ISO
                       SC SERVICE ONLY -- QUESTIONABLE NEED
                       OF REASONABLENESS REVIEW RISK -- WACOP




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o    Stay the course but allow IOU rates to increase and deny PX special status past 2 Q 2001

[CHART]                                            IOUs WILL LIKELY
                                                   SEEK PORTFOLIO DIVERSITY
                                                   OVER 100% RELIANCE ON
                                                   PX. OTHERS WILL COMPETE
                                                   WITH UNBUNDLED SERVICES
                                                   AND LOWER PER TRANSACTION
                                                   FEES.


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o    Integrate PX spot functions into new State managed integrated grid business
     (removes ISO)

LOAD ACTIVITIES OUTSIDE INTEGRATED STATE MARKET

[CHART] STATE MANAGED INTEGRATED GRID MARKET OPERATOR(PJM LIKE) RUNS IMBALANCE AND SPOT MATCHING MARKET.
                                         PRICE DISCOVERY BASED ON PAY AS BID
                                         AUCTION OF LMP MODEL USING COST
                                         REFERENCE. OOM STILL NEEDED IN SHORT
                                         TERM.

SUPPLY ACTIVITIES OUTSIDE INTEGRATED STATE MARKET




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   o    Regionalize grid under FERC but integrate IOUs with Muni's in a State managed reliability, market coalition

[CHART]

                                                  Regional RTO

                                                  Imbalance energy
                                                  Reliability
                                                  Transmission Mgmt
                                                  Transmission market

                      o  Procurement
                      o  Load balancing
                      o  SC services to RTO
                      o  AS self-supply & trades




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Main Question

Where Can We Go From Here?







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                              [Handwritten Notes]


Corp

IT Skill

o    O/S

o    SI

o    SA

o    Consulting